Exhibit 99.1

Exterran Holdings and Exterran Partners Report
Fourth Quarter and Full Year 2008 Results

HOUSTON, February 26, 2009 – Exterran Holdings, Inc. (NYSE: EXH) and Exterran Partners, L.P. (NASDAQ: EXLP) today reported financial results for the fourth quarter and full year 2008.

Exterran Holdings, Inc. Financial Results

Exterran Holdings reported a net loss for the fourth quarter 2008 of $1,055.4 million, or $16.70 per diluted share, compared to net income for the third quarter 2008 of $37.0 million, or $0.56 per diluted share, and net income for the fourth quarter 2007 of $58.5 million, or $0.87 per diluted share.

Revenue was $830.4 million for the fourth quarter 2008 compared to $796.0 million for the third quarter 2008 and $853.4 million for the fourth quarter 2007.  EBITDA, as adjusted (as defined below), was $219.0 million for the fourth quarter 2008 compared to $192.8 million for the third quarter 2008 and $212.5 million for the fourth quarter 2007.

Fourth quarter 2008 results included pretax charges that totaled $1,171.8 million, including a $1,148.4 million non-cash goodwill impairment charge, a $21.6 million non-cash asset impairment charge related to the Cawthorne Channel Project in Nigeria and a $1.8 million charge for merger and integration related expenses.  Excluding these charges, earnings were $0.85 per diluted share.  The goodwill and asset impairments did not impact our cash flows, liquidity position, or compliance with debt covenants.  Fourth quarter 2008 results also included a pretax benefit from a loss contract recovery of $14.1 million, or $0.13 per diluted share, related to the recoupment of costs recorded in the second quarter 2008 on an international fabrication project.

Third quarter 2008 results included pretax charges that totaled $4.7 million, including a $3.7 million charge for merger and integration related expenses and a $1.0 million charge for an asset impairment related to units lost in Hurricane Ike.  Fourth quarter 2007 results included pretax charges that totaled $9.3 million for merger and integration related expenses.  Excluding these charges, earnings were $0.60 per diluted share and $0.95 per diluted share for the third quarter 2008 and the fourth quarter 2007, respectively.

Stephen A. Snider, Exterran Holdings’ Chief Executive Officer, said, “Our operating performance in the fourth quarter reflected the benefits of our ongoing efficiency initiatives despite difficult economic and energy industry conditions.  We believe the outlook for 2009 is challenging, particularly regarding activity levels in North America.  We also believe our production-oriented business model, coupled with our strong balance sheet, positions us well to navigate the current market conditions.  Although we continue to be optimistic about our outlook over the long-term, we remain focused on managing our business during 2009 to respond to the difficult conditions we face.”

J. Michael Anderson, Senior Vice President and Chief Financial Officer, added, “Maintaining strong liquidity is particularly important in this period of tight credit markets.  We expect that cash generated by our operations will be sufficient to meet our maintenance and growth capital expenditure plans in 2009.  Exterran Holdings and Exterran Partners do not have any significant debt maturities until 2012 and 2011, respectively.”

Exterran Partners, L.P. Financial Results

Exterran Partners reported revenue of $49.1 million for the fourth quarter 2008 compared to $44.4 million for the third quarter 2008 and $36.6 million for the fourth quarter 2007.  Net income was $7.8 million, or $0.39 per diluted limited partner unit, for the fourth quarter 2008 compared to $9.4 million, or $0.49 per diluted limited partner unit, for the third quarter 2008 and $7.3 million, or $0.42 per diluted limited partner unit, for the fourth quarter 2007.  EBITDA, as further adjusted (as defined below), totaled $23.8 million for the fourth quarter 2008 compared to $22.7 million for the third quarter 2008 and $20.1 million for the fourth quarter 2007.  Distributable cash flow (as defined below) totaled $14.1 million for the fourth quarter 2008 compared to $14.8 million for the third quarter 2008 and $14.1 million for the fourth quarter 2007.

“Exterran Partners continued to generate strong cash flows in the fourth quarter, reflecting the relatively stable and recurring nature of its fee-based contract operations services business model,” commented Mr. Snider, Chairman and Chief Executive Officer of Exterran Partners’ managing general partner.

On February 13, 2009, Exterran Partners paid a cash distribution of $0.4625 per limited partner unit for the fourth quarter 2008, compared to $0.4625 per limited partner unit for the third quarter 2008 and $0.425 per limited partner unit for the fourth quarter 2007.

Conference Call Details
Exterran Holdings, Inc. (NYSE: EXH) and Exterran Partners, L.P. (NASDAQ: EXLP) announce the following schedule and teleconference information for their fourth quarter 2008 earnings release:

•
Teleconference: Thursday, February 26, 2009 at 11:00 a.m. Eastern Time (10:00 a.m. Central Time).  To access the call, United States and Canadian participants should dial 888-727-7721. International participants should dial 913-312-0381 at least 10 minutes before the scheduled start time. Please reference Exterran conference call number 4808394.

•	Live Webcast: The webcast will be available in listen-only mode via the Companies’ website: www.exterran.com.

•
Webcast Replay: For those unable to participate, a replay will be available from 2:00 p.m. Eastern Time on Thursday, February 26, 2009, until 2:00 p.m. Eastern Time on Thursday, March 5, 2009. To listen to the replay, please dial 888-203-1112 in the United States and Canada, or 719-457-0820 internationally, and enter access code 4808394.

*****

With respect to Exterran Holdings, EBITDA, as adjusted, a non-GAAP measure, is defined as net income plus income taxes, interest expense (including debt extinguishment costs and gain or loss on termination of interest rate swaps), depreciation and amortization expense, impairment charges, merger and integration expenses, minority interest, excluding non-recurring items, and extraordinary gains or losses.

With respect to Exterran Partners, EBITDA, as further adjusted, a non-GAAP measure, is defined as net income plus income taxes, interest expense, depreciation and amortization expense, non-cash selling, general and administrative expenses and any amounts by which cost of sales and selling, general and administrative costs are reduced as a result of caps on these costs contained in the omnibus agreement to which Exterran Holdings and Exterran Partners are parties (the “Omnibus Agreement”), which amounts are treated as capital contributions from Exterran Holdings for accounting purposes, and excluding non-recurring items.

With respect to Exterran Partners, distributable cash flow, a non-GAAP measure, is defined as net income plus depreciation and amortization expense, non-cash selling, general and administrative expenses, interest expense and any amounts by which cost of sales and selling, general and administrative costs are reduced as a result of caps on these costs contained in the Omnibus Agreement, which amounts are treated as capital contributions from Exterran Holdings for accounting purposes, less cash interest expense and maintenance capital expenditures, and excluding gains/losses on asset sales and non-recurring items.

With respect to Exterran Holdings, Gross Margin, a non-GAAP measure, is defined as total revenue less cost of sales (excluding depreciation and amortization expense).

With respect to Exterran Partners, Gross Margin, as adjusted, a non-GAAP measure, is defined as total revenue less cost of sales (excluding depreciation and amortization expense) plus any amounts by which cost of sales are reduced as a result of caps on these costs contained in the Omnibus Agreement, which amounts are treated as capital contributions from Exterran Holdings for accounting purposes.

About Exterran Holdings and Exterran Partners
Exterran Holdings, Inc. is a global market leader in full service natural gas compression and a premier provider of operations, maintenance, service and equipment for oil and gas production, processing and transportation applications.  Exterran Holdings serves customers across the energy spectrum—from producers to transporters to processors to storage owners.  Headquartered in Houston, Texas, Exterran and its over 10,000 employees have operations in over 30 countries.

Exterran Partners, L.P. provides natural gas contract operations services to customers throughout the United States.  Exterran Holdings indirectly owns a majority interest in Exterran Partners.

For more information, visit www.exterran.com.

Forward-Looking Statements
All statements in this release (and oral statements made regarding the subjects of this release) other than historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside the control of Exterran Holdings and Exterran Partners (the “Companies”), which could cause actual results to differ materially from such statements. Forward-looking information includes, but is not limited to: Exterran Holdings’ expectations with respect to the impact of its production-oriented business model and its balance sheet on its ability to navigate the current market conditions; the stable and recurring nature of Exterran Partners’ contract operations services business model; the Companies’ operational and financial strategies, and the Companies’ ability to successfully effect those strategies; the Companies’ financial and operational outlook and ability to fulfill that outlook; and the Companies’ expected ability to fund capital expenditures in 2009 from cash generated from operations.

While the Companies believe that the assumptions concerning future events are reasonable, they caution that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of their business.  Among the factors that could cause results to differ materially from those indicated by such forward-looking statements are: local, regional, national and international economic conditions and the impact they may have on the Companies and their customers; changes in tax laws that impact master limited partnerships; conditions in the oil and gas industry, including a sustained decrease in the level of supply or demand for oil and natural gas and the impact on the price of oil and natural gas; Exterran Holdings’ ability to timely and cost-effectively obtain components necessary to conduct the Companies’ business; changes in political or economic conditions in key operating markets, including international markets; changes in safety and environmental regulations pertaining to the production and transportation of oil and natural gas; and, as to each of the Companies, the performance of the other entity.

These forward-looking statements are also affected by the risk factors, forward-looking statements and challenges and uncertainties described in Exterran Holdings’ Annual Report on Form 10-K for the year ended December 31, 2007, as amended by Amendment No. 1 thereto, Exterran Partners’ Annual Report on Form 10-K for the year ended December 31, 2007, and those set forth from time to time in the Companies’ filings with the Securities and Exchange Commission, which are currently available at www.exterran.com.  Except as required by law, the Companies expressly disclaim any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events or otherwise.

Exterran Contact Information:
Investors: David Oatman (281) 836-7035
Media: Susan Nelson (281) 836-7297

SOURCE: Exterran Holdings, Inc. and Exterran Partners, L.P.

 (Tables Follow).

EXTERRAN HOLDINGS, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)

	Three Months Ended			Years Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2008	2008	2007	2008	2007 (1)
Revenues:
North America contract operations	$198,964	$197,926	$202,956	$790,573	$551,140
International contract operations	135,992	135,153	111,414	516,891	336,807
Aftermarket services	101,464	98,275	102,307	381,617	274,489
Fabrication	393,971	364,608	436,698	1,489,572	1,378,049
	830,391	795,962	853,375	3,178,653	2,540,485

Costs and Expenses:
Cost of sales (excluding depreciation and amortization expense):
North America contract operations	82,834	84,440	86,300	341,865	232,238
International contract operations	49,899	53,884	40,441	191,296	126,861
Aftermarket services	82,516	78,306	82,633	304,430	214,497
Fabrication	308,051	292,978	362,425	1,220,056	1,144,580
Selling, general and administrative	95,178	94,533	89,659	374,737	265,057
Merger and integration expenses	1,765	3,728	9,326	11,475	46,723
Early extinguishment of debt	-	-	-	-	70,150
Depreciation and amortization	96,452	94,286	85,822	373,602	252,716
Fleet impairment	21,659	1,000	-	24,109	61,945
Goodwill impairment	1,148,371	-	-	1,148,371	-
Interest expense	33,034	33,364	34,959	129,723	130,092
Equity in income of non-consolidated affiliates	(4,262)	(6,657)	(5,541)	(23,974)	(12,498)
Other (income) expense, net	(2,838)	5,689	(15,002)	(18,760)	(44,646)
	1,912,659	735,551	771,022	4,076,930	2,487,715
Income (loss) from continuing operations before income taxes
and minority interest	(1,082,268)	60,411	82,353	(898,277)	52,770
Provision for (benefit from) income taxes	(30,214)	20,350	19,979	37,197	11,894
Minority interest, net of taxes	3,359	3,028	3,880	12,273	6,307
Income (loss) from continuing operations	(1,055,413)	37,033	58,494	(947,747)	34,569
Income (loss) from discontinued operations, net of tax	-	-	-	398	-
Net income (loss)	$(1,055,413)	$37,033	$58,494	$(947,349)	$34,569
Basic income (loss) per common share (2)
Income (loss) from continuing operations	$(16.70)	$0.57	$0.90	$(14.68)	$0.76
Income from discontinued operations, net of tax	-	-	-	0.01	-
Net Income (loss)	$(16.70)	$0.57	$0.90	$(14.67)	$0.76
Diluted income (loss) per common share (2)
Income (loss) from continuing operations (3)	$(16.70)	$0.56	$0.87	$(14.68)	$0.75
Income from discontinued operations, net of tax	-	-	-	0.01	-
Net Income (loss)	$(16.70)	$0.56	$0.87	$(14.67)	$0.75
Weighted average common and equivalent shares outstanding (2):
Basic	63,191	64,940	65,276	64,580	45,580
Diluted	63,191	68,537	68,715	64,580	46,300

(1) The merger of Hanover Compressor Company and Universal Compression Holdings, Inc. was completed on August 20, 2007, and periods prior to the merger reflect only Hanover's results.

(2) Adjusted for the Hanover common share conversion ratio in the merger of Hanover and Universal for the twelve-month period ended December 31, 2007.

(3) Net income (loss) for the diluted earnings (loss) per share calculation for the three-month periods ending December 31, 2008, September 30, 2008 and December 31, 2007 is adjusted to add back interest expense and amortization of financing costs, net of tax, relating to the Company's convertible senior notes totaling zero, $1.2 million and $1.2 million, respectively.  Net income (loss) for the diluted earnings (loss) per share calculation for the years ending December 31, 2008 and 2007 is adjusted to add back interest expense and amortization of financing costs, net of tax, relating to the Company's convertible senior notes totaling zero and $0.3 million, respectively.

EXTERRAN HOLDINGS, INC.
UNAUDITED SUPPLEMENTAL INFORMATION
(In thousands, except percentages)

	Three Months Ended			Years Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2008	2008	2007	2008	2007 (1)
Revenues:
North America contract operations	$198,964	$197,926	$202,956	$790,573	$551,140
International contract operations	135,992	135,153	111,414	516,891	336,807
Aftermarket services	101,464	98,275	102,307	381,617	274,489
Fabrication	393,971	364,608	436,698	1,489,572	1,378,049
Total	$830,391	$795,962	$853,375	$3,178,653	$2,540,485

Gross Margin (2):
North America contract operations	$116,130	$113,486	$116,656	$448,708	$318,902
International contract operations	86,093	81,269	70,973	325,595	209,946
Aftermarket services	18,948	19,969	19,674	77,187	59,992
Fabrication	85,920	71,630	74,273	269,516	233,469
Total	$307,091	$286,354	$281,576	$1,121,006	$822,309

Selling, General and Administrative	$95,178	$94,533	$89,659	$374,737	$265,057
% of Revenues	11%	12%	11%	12%	10%

EBITDA, as adjusted (2)	$219,013	$192,789	$212,460	$789,003	$621,139
% of Revenues	26%	24%	25%	25%	24%

Capital Expenditures	$133,200	$119,831	$119,279	$509,270	$352,190
Less: Proceeds from Sale of PP&E	(11,905)	(18,418)	(6,463)	(56,574)	(36,277)
Net Capital Expenditures	$121,295	$101,413	$112,816	$452,696	$315,913

Gross Margin Percentage:
North America contract operations	58%	57%	57%	57%	58%
International contract operations	63%	60%	64%	63%	62%
Aftermarket services	19%	20%	19%	20%	22%
Fabrication	22%	20%	17%	18%	17%
Total	37%	36%	33%	35%	32%

Total Available Horsepower (at period end):
North America contract operations	4,570	4,540	4,514
International contract operations	1,504	1,478	1,447
Total	6,074	6,018	5,961

Total Operating Horsepower (at period end):
North America contract operations	3,455	3,452	3,632
International contract operations	1,372	1,359	1,306
Total	4,827	4,811	4,938

Horsepower Utilization (at period end):
North America contract operations	76%	76%	80%
International contract operations	91%	92%	90%
Total	79%	80%	83%

Fabrication Backlog:
Compression & accessory fabrication	$395,472	$359,339	$331,939
Production & processing equipment fabrication	732,715	731,874	787,631
Total	$1,128,187	$1,091,213	$1,119,570

Debt to Capitalization:
Debt	$2,512,429	$2,467,773	$2,333,924
Stockholders' Equity	2,043,786	3,239,237	3,162,260
Capitalization	$4,556,215	$5,707,010	$5,496,184
Total	55.1%	43.2%	42.5%

(1) The merger of Hanover Compressor Company and Universal Compression Holdings, Inc. was completed on August 20, 2007, and periods prior to the merger reflect only Hanover's results.

(2) Management believes disclosure of EBITDA, as adjusted, and Gross Margin, both non-GAAP measures, provides useful information to investors because, when viewed with our GAAP results and accompanying reconciliations, they provide a more complete understanding of our performance than GAAP results alone.  Management uses EBITDA, as adjusted, and Gross Margin as supplemental measures to review current period operating performance, comparability measures and performance measures for period to period comparisons. In addition, EBITDA, as adjusted, is used by management as a valuation measure.

EXTERRAN HOLDINGS, INC.
UNAUDITED SUPPLEMENTAL INFORMATION
(In thousands, except per share amounts)

	Three Months Ended			Years Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2008	2008	2007	2008	2007 (1)

Reconciliation of GAAP to Non-GAAP Financial Information:
Income (loss) from continuing operations	$(1,055,413)	$37,033	$58,494	$(947,747)	$34,569
Depreciation and amortization	96,452	94,286	85,822	373,602	252,716
Fleet impairment	21,659	1,000	-	24,109	61,945
Goodwill impairment	1,148,371	-	-	1,148,371	-
Impairment of investment in non-consolidated affiliate	-	-	-	-	6,743
Early extinguishment of debt	-	-	-	-	70,150
Interest expense	33,034	33,364	34,959	129,723	130,092
Merger and integration expenses	1,765	3,728	9,326	11,475	46,723
Minority interest	3,359	3,028	3,880	12,273	6,307
Provision for (benefit from) income taxes	(30,214)	20,350	19,979	37,197	11,894
EBITDA, as adjusted (2)	219,013	192,789	212,460	789,003	621,139
Selling, general and administrative	95,178	94,533	89,659	374,737	265,057
Equity in income of non-consolidated affiliates	(4,262)	(6,657)	(5,541)	(23,974)	(12,498)
Impairment of investment in non-consolidated affiliate	-	-	-	-	(6,743)
Other (income) expense, net	(2,838)	5,689	(15,002)	(18,760)	(44,646)
Gross Margin (2)	$307,091	$286,354	$281,576	$1,121,006	$822,309

Income (loss) from continuing operations	$(1,055,413)	$37,033	$58,494
Fleet impairment, net of tax	14,728	640	-
Goodwill impairment, net of tax	1,095,428	-	-
Merger and integration expenses, net of tax	1,094	2,386	5,875
Income from continuing operations, excluding charges	$55,837	$40,059	$64,369

Diluted income (loss) per common share from continuing operations	$(16.70)	$0.56	$0.87
Adjustment per common share	17.55	0.04	0.08
Diluted income per common share from continuing operations, excluding charges (2)	$0.85	$0.60	$0.95

(1) The merger of Hanover Compressor Company and Universal Compression Holdings, Inc. was completed on August 20, 2007, and periods prior to the merger reflect only Hanover's results.

(2) Management believes disclosure of EBITDA, as adjusted, diluted income per common share from continuing operations, excluding charges, and Gross Margin, non-GAAP measures, provides useful information to investors because, when viewed with our GAAP results and accompanying reconciliations, they provide a more complete understanding of our performance than GAAP results alone.  Management uses EBITDA, as adjusted, diluted income per common share from continuing operations, excluding charges, and Gross Margin as supplemental measures to review current period operating performance, comparability measures and performance measures for period to period comparisons. In addition, EBITDA, as adjusted, is used by management as a valuation measure.

EXTERRAN PARTNERS, L.P.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per unit amounts)

	Three Months Ended			Years Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2008	2008	2007	2008	2007

Revenue	$49,056	$44,390	$36,575	$163,712	$107,675

Costs and expenses:
Cost of sales (excluding depreciation and amortization)	21,583	19,900	15,511	73,563	46,066
Depreciation and amortization	8,026	7,542	5,660	27,053	16,570
Selling, general and administrative	5,916	2,423	4,134	16,085	13,730
Interest expense	5,826	4,967	3,872	18,039	11,658
Other (income) expense, net	(291)	-	(4)	(1,430)	(22)
Total costs and expenses	41,060	34,832	29,173	133,310	88,002
Income before income taxes	7,996	9,558	7,402	30,402	19,673
Income tax expense	186	147	90	555	272
Net income	$7,810	$9,411	$7,312	$29,847	$19,401

General partner interest in net income	$401	$432	$205	$1,206	$447

Limited partner interest in net income	$7,409	$8,979	$7,107	$28,641	$18,954

Weighted average limited partners units outstanding:
Basic	19,092	18,305	16,679	17,694	14,604

Diluted	19,097	18,320	16,753	17,752	14,702

Earnings per limited partner unit:
Basic	$0.39	$0.49	$0.43	$1.62	$1.30

Diluted	$0.39	$0.49	$0.42	$1.61	$1.29

EXTERRAN PARTNERS, L.P.
UNAUDITED SUPPLEMENTAL INFORMATION
(In thousands, except per unit amounts)

	Three Months Ended						Years Ended
	December 31,		September 30,		December 31,		December 31,		December 31,
	2008		2008		2007		2008		2007

Revenue	$49,056		$44,390		$36,575		$163,712		$107,675

Gross Margin, as adjusted (1)	$29,307		$28,063		$23,751		$102,629		$70,227

EBITDA, as further adjusted (1)	$23,838		$22,694		$20,122		$86,004		$59,138
% of Revenue	49%		51%		55%		53%		55%

Capital Expenditures	$7,072		$4,390		$8,585		$23,434		$32,362
Less: Proceeds from Sale of Compression Equipment	(3,284)		-		-		(8,559)		-
Net Capital Expenditures	$3,788		$4,390		$8,585		$14,875		$32,362

Gross Margin percentage, as adjusted	60%		63%		65%		63%		65%

Distributable cash flow (2)	$14,140		$14,798		$14,108		$56,996		$40,529

Distributions per Limited Partner Unit	$0.4625		$0.4625		$0.425		$1.74		$1.53
Distribution to All Unitholders, including Incentive Distributions	$9,264		$9,264		$7,292		$32,192		$24,574
Distributable Cash Flow Coverage	1.53	x	1.60	x	1.93	x	1.77	x	1.65	x

	December 31,		September 30,		December 31,		December 31,		December 31,
	2008		2008		2007		2008		2007

Debt	$398,750		$399,750		$217,000		$398,750		$217,000
Total Partners' Capital	175,468		175,151		145,159		175,468		145,159
Capitalization	$574,218		$574,901		$362,159		$574,218		$362,159
Total Debt to Capitalization	69%		70%		60%		69%		60%
EBITDA, as further adjusted (1) to Interest Expense	4.1	x	4.6	x	5.2	x	4.8	x	5.1	x

(1) Management believes disclosure of EBITDA, as further adjusted, and Gross Margin, as adjusted, both non-GAAP measures, provides useful information to investors because, when viewed with our GAAP results and accompanying reconciliations, they provide a more complete understanding of our performance than GAAP results alone.  Management uses EBITDA, as further adjusted, and Gross Margin, as adjusted, as supplemental measures to review current period operating performance, comparability measures and performance measures for period to period comparisons.  In addition, EBITDA, as further adjusted, is used by management as a valuation measure.

(2) Distributable cash flow, a non-GAAP measure, is a significant liquidity metric used by management to compare basic cash flows generated by us to the cash distributions we expect to pay our partners. Using this metric, management can quickly compute the coverage ratio of estimated cash flows to planned cash distributions.

EXTERRAN PARTNERS, L.P.
UNAUDITED SUPPLEMENTAL INFORMATION
(In thousands)

	Three Months Ended			Years Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2008	2008	2007	2008	2007

Reconciliation of GAAP to Non-GAAP Financial Information:
Net income	$7,810	$9,411	$7,312	$29,847	$19,401
Income tax expense	186	147	90	555	272
Depreciation and amortization	8,026	7,542	5,660	27,053	16,570
Cap on operating and selling, general and administrative
costs provided by Exterran Holdings ("EXH")	1,938	3,589	2,687	12,600	8,901
Non-cash selling, general and administrative costs	52	(2,962)	501	(2,090)	3,184
Non-recurring cash selling, general and administrative reimbursement (1)	-	-	-	-	(848)
Interest expense, net of interest income	5,826	4,967	3,872	18,039	11,658
EBITDA, as further adjusted (2)	23,838	22,694	20,122	86,004	59,138
Cash selling, general and administrative costs	5,864	5,385	3,633	18,175	10,546
Plus: Non-recurring cash selling, general and administrative reimbursement (1)	-	-	-	-	848
Less: cap on selling, general and administrative costs provided by EXH	(104)	(16)	-	(120)	(283)
Less: other (income) expense, net	(291)	-	(4)	(1,430)	(22)
Gross Margin, as adjusted for operating cost caps provided by EXH (2)	29,307	28,063	23,751	102,629	70,227
Other (income) expense, net	291	-	4	1,430	22
Less: Gain on sale of compression equipment	(316)	-	-	(1,435)	-
Less: Cash interest expense	(5,750)	(4,835)	(3,643)	(17,567)	(11,258)
Less: Cash selling, general and administrative, as adjusted for
cost caps provided by EXH	(5,760)	(5,369)	(3,633)	(18,055)	(10,263)
Less: Income tax expense	(186)	(147)	(90)	(555)	(272)
Less: Maintenance capital expenditures	(3,446)	(2,914)	(2,281)	(9,451)	(7,079)
Less: Non-recurring cash selling, general and administrative reimbursement (1)	-	-	-	-	(848)
Distributable cash flow (3)	$14,140	$14,798	$14,108	$56,996	$40,529

Cash flows from operating activities	$17,142	$10,311	$9,635	$43,268	$34,520
Amortization of debt issuance cost	(39)	(94)	(67)	(285)	(238)
Amortization of fair value of acquired interest rate swaps	(37)	(38)	(162)	(187)	(162)
Cap on operating and selling, general and administrative costs provided by EXH	1,938	3,589	2,687	12,600	8,901
Interest expense, net of interest income	5,826	4,967	3,872	18,039	11,658
Cash interest expense	(5,750)	(4,835)	(3,643)	(17,567)	(11,258)
Maintenance capital expenditures	(3,446)	(2,914)	(2,281)	(9,451)	(7,079)
Change in assets and liabilities	(1,494)	3,812	4,067	10,579	5,035
Less: Non-recurring cash selling, general and administrative reimbursement (1)	-	-	-	-	(848)
Distributable cash flow (3)	$14,140	$14,798	$14,108	$56,996	$40,529

(1) Consists of a cash reimbursement from Exterran Holdings of non-cash merger-related expenses incurred by Exterran Partners.

(2) Management believes disclosure of EBITDA, as further adjusted, and Gross Margin, as adjusted, both non-GAAP measures, provides useful information to investors because, when viewed with our GAAP results and accompanying reconciliations, they provide a more complete understanding of our performance than GAAP results alone.  Management uses EBITDA, as further adjusted, and Gross Margin, as adjusted, as supplemental measures to review current period operating performance, comparability measures and performance measures for period to period comparisons.  In addition, EBITDA, as further adjusted, is used by management as a valuation measure.

3) Distributable cash flow, a non-GAAP measure, is a significant liquidity metric used by management to compare basic cash flows generated by us to the cash distributions we expect to pay our partners. Using this metric, management can quickly compute the coverage ratio of estimated cash flows to planned cash distributions

EXTERRAN PARTNERS, L.P.
UNAUDITED SUPPLEMENTAL INFORMATION
(In thousands, except percentages)

	Three Months Ended			Years Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2008	2008	2007	2008	2007

Total Available Horsepower (at period end)	1,026	1,017	723	1,026	723

Total Operating Horsepower (at period end)	909	909	669	909	669

Average Operating Horsepower	908	816	667	846	496

Horsepower Utilization:
Spot (at period end)	89%	89%	95%	89%	93%
Average	89%	89%	94%	90%	95%

Combined U.S. Contract Operations Horsepower of Exterran Holdings
and Exterran Partners covered by contracts converted to service
agreements (at period end)	1,730	1,716	1,294	1,730	1,294

Available Horsepower:

Total Available U.S. Contract Operations Horsepower of Exterran Holdings
and Exterran Partners (at period end)	4,459	4,428	4,403	4,459	4,403

% of U.S. Contract Operations Available Horsepower of Exterran
Holdings and Exterran Partners covered by contracts converted
to service agreements (at period end)	39%	39%	29%	39%	29%

Operating Horsepower:

Total Operating U.S. Contract Operations Horsepower of Exterran Holdings
and Exterran Partners (at period end)	3,390	3,384	3,556	3,390	3,556

% of U.S. Contract Operations Operating Horsepower of Exterran
Holdings and Exterran Partners covered by contracts converted
to service agreements (at period end)	51%	51%	36%	51%	36%